PHOENIX SERIES FUND

       Supplement dated August 17, 1999 to Prospectus dated March 1, 1999, as supplemented March 1, 1999

PHOENIX-GOODWIN GROWTH FUND

         At a meeting held on August 6, 1999, the shareholders of the Growth Fund of Phoenix Series Fund voted to approve the retention of Roger Engemann & Associates, Inc. ("Engemann") as subadviser for the Growth Fund.

The following paragraph is hereby inserted following the management fee table on page 31 of the prospectus:

         Roger Engemann & Associates, Inc. ("Engemann") is the investment subadviser to the fund and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. As subadviser, Engemann is responsible for day-to-day management of the fund's portfolio. Engemann acts as adviser to six mutual funds, as subadviser to four other mutual funds and acts as investment adviser to institutions and individuals. As of June 30, 1999, Engemann had $8.9 billion in assets under management. Engemann has been an investment adviser since 1969. Phoenix pays Engemann a subadvisory fee at the following rates:

          ------------------------------------------ ----------------------------------------------
             RATE FOR FIRST $3 BILLION                 RATE FOR EXCESS OVER $3 BILLION
          ------------------------------------------ ----------------------------------------------
                       0.10%                                        0.30%
          ------------------------------------------ ----------------------------------------------

The following paragraph replaces the information under the heading "Portfolio Management" on page 31 of the prospectus:

         Roger Engemann, James E. Mair and John S. Tilson head the team that is primarily responsible for the day-to-day management of the fund. Each is a Managing Director, Equities of Phoenix. Mr. Engemann has been President of Engemann since its inception in 1969. Messrs. Mair and Tilson are both Executive Vice Presidents of Portfolio Management of Engemann and both have been with Engemann since 1983. Messrs. Engemann and Mair have been Chartered Financial Analysts ("CFAs") since 1972, and Mr. Tilson has been a CFA since 1974.


PHOENIX-GOODWIN U.S. GOVERNMENT SECURITIES FUND

         At a meeting held on August 6, 1999, the shareholders of the U.S. Government Securities Fund of Phoenix Series Fund voted to approve a change to the investment objective of the fund and the substitution of Duff & Phelps Investment Management Co. as investment adviser. It is anticipated that these changes will be implemented in early October 1999. Please refer to the Supplement dated March 1, 1999 for information about these changes and other investment policy changes previously approved by the Trustees.


     INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE
                                   REFERENCE.


PXP 393G/US2 (8/99)